             FIRST AMENDMENT TO FORBEARANCE AND EXTENSION AGREEMENT


      This First Amendment to Forbearance and Extension Agreement (the "AMENDMENT") by and among the undersigned entities identified as Bank and Obligors is entered into effective this 15th day of June, 2000 (the "AMENDMENT EFFECTIVE DATE").

                                    RECITALS:

      WHEREAS, Bank and Obligors are parties to a Forbearance and Extension Agreement dated as of May 31, 2000 (the "Forbearance Agreement"); and

      WHEREAS, Bank and Obligors have agreed, on the terms and conditions herein set forth, that the Forbearance Agreement be amended in certain respects:

      NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS AGREED:

      1. Definitions. Terms used herein which are defined in the Forbearance Agreement shall have the same meanings when used herein unless otherwise provided herein.

      2. Amendments to Forbearance Agreement. On and after the Amendment Effective Date, the Forbearance Agreement shall be amended as follows:

      (a) Paragraph 1 of the Forbearance Agreement is hereby amended to read in its entirety as follows:

            1. At the specific request of the Obligors, Bank hereby agrees to forbear from exercising any remedy available to Bank upon the occurrence of any Event of Default or Default (as such terms are defined in the Loan Agreement described and identified on SCHEDULE 1 hereof, as are all defined terms used herein unless otherwise specifically defined herein) existing as of the date hereof under the Loan Documents (described and identified on SCHEDULE 1 hereto) until the earlier of (a) a Triggering Event (hereinafter defined) or (b) June 30, 2000 (the earlier of which to occur is herein referred to as the Termination Date).

      (b) Paragraph 2 of the Forbearance Agreement is hereby amended to read in its entirety as follows:

            2. Without in any way waiving any existing Event of Default and at the request of the Obligors, Bank hereby agrees to extend the Maturity Date of the Obligations from May 31, 2000 to the earlier of June 30, 2000 or the occurrence of a Triggering Event.

      3. No Reliance by Others. None of the provisions of this Amendment shall inure to the benefit of Obligors or any Person other than Bank; consequently, Obligors shall not be, and no Person other than the Bank shall be, entitled to rely upon or raise as a claim or defense, in any manner whatsoever, the failure of Bank to comply with the provisions of this Amendment. Bank shall not incur any liability to Obligors or any other Person for any act or omission of the other.


FIRST AMENDMENT TO FORBEARANCE AND EXTENSION AGREEMENT - Page 1

      4. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Forbearance Agreement, the Loan Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Forbearance Agreement, the Loan Agreement, the Notes, and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling. The representations and warranties made in each Loan Document are true and correct in all material respects on and as of the Amendment Effective Date.

      5. Representations and Warranties of the Obligors. To induce the Bank to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Obligors represent and warrant to the Bank that:

            (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Obligors enforceable against them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

            (b) the Forbearance Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Obligors enforceable against them in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally; and

            (c) the execution, delivery and performance by the Obligors of this Amendment (i) has been duly authorized by all requisite corporate action,
      (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or
      (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Subordinated Note and Warrant Purchase Agreement dated as of July 23, 1998 in the principal amount of $30,000,000 for 11.28% Senior Subordinated Notes due July 23, 2006 and Common Stock Purchase Warrants, or (B) result in a breach or constitute (along or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 4(c).

      6. Conditions to Effectiveness of This Amendment. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

            (a) executed counterparts of this Amendment, duly executed by the Obligors and the Bank, shall have been delivered to the Bank;


FIRST AMENDMENT TO FORBEARANCE AND EXTENSION AGREEMENT - Page 2

            (b) Obligors shall execute and deliver to Bank a Full Release and Covenant Not to Sue (the "RELEASE") in the form of ANNEX 1 attached hereto;

            (c) Obligors shall execute and deliver to Bank a Sixth Amendment to Loan Agreement in the form of ANNEX 2 attached hereto;

            (d) cause their counsel, Fuqua & Keim, L.L.P., to deliver to them an opinion upon which Bank can rely opining as to the enforceability of this Amendment, the Sixth Amendment to Loan Agreement of even date herewith and the Release together with all documents and agreements executed in connection therewith in the form of ANNEX 3;

            (e) Obligors shall provide on or before June 15, 2000, June 22, 2000 and June 29, 2000 a rolling forecast of twelve week cash requirements for the next twelve weeks; and

            (f) the representations and warranties of the Obligors set forth in
      Section 5 hereof are true and correct on and with respect to the date hereof; and

      Upon receipt of all of the foregoing, this Amendment shall become effective.

      7. Payment of Expenses. The Obligors agree, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Bank harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for Bank, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Forbearance and Extension Agreement, the Loan Agreement and the other Loan Documents. The provisions of this Section shall survive the termination of the Forbearance and Extension Agreement and the repayment of the Loans.

      8. Governing Law. This Amendment and the rights and obligations of the parties hereunder and under the Forbearance Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

      9. Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      10. Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.


FIRST AMENDMENT TO FORBEARANCE AND EXTENSION AGREEMENT - Page 3

      11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Obligors and the Bank.

      12. Amended Definitions. As used in the Forbearance Agreement (including all annexes thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the Amendment Effective Date, the term "Agreement" shall mean the Forbearance Agreement as amended by this Amendment.

      This Amendment is executed effective as of the date referenced above by duly authorized representatives of each of the entities signatory hereto.

                                      BANK:

                                      COMERICA BANK-TEXAS,
                                      a Texas banking association


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


FIRST AMENDMENT TO FORBEARANCE AND EXTENSION AGREEMENT - Page 4

                                      OBLIGORS:

                                      BOOTS & COOTS INTERNATIONAL WELL
                                      CONTROL, INC., a Delaware corporation


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                      ABASCO, INC.,
                                      a Texas corporation


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                      BAYLOR COMPANY,
                                      a Texas corporation


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                      BAYLOR COMPANY LIMITED,
                                      a company organized under the laws of
                                      England and Wales


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                      BAYLOR CONTROLS, INC.,
                                      a Texas corporation


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


FIRST AMENDMENT TO FORBEARANCE AND EXTENSION AGREEMENT - Page 5

                                  BAYLOR ELECTRONICS, INC.,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BOOTS & COOTS/IWC DE VENEZUELA, S.A.,
                                  a company organized under the laws of
                                  Venezuela


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BOOTS & COOTS OVERSEAS, LTD.,
                                  a company organized under the laws of the British Virgin Islands


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BOOTS & COOTS SPECIAL SERVICES, INC.,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ELMAGCO, INC.,
                                  a Delaware corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


FIRST AMENDMENT TO FORBEARANCE AND EXTENSION AGREEMENT - Page 6

                                  HELL FIGHTERS, INC.,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  INTERNATIONAL TOOL & SUPPLY DE
                                  VENEZUELA S.A., a company organized under the laws of Venezuela


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  INTERNATIONAL TOOL & SUPPLY PERU,
                                  a company organized under the laws of Peru


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  INTERNATIONAL TOOL & SUPPLY UK,
                                  a company organized under the laws of England and Wales


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  INTERNATIONAL WELL CONTROL SERVICES,
                                  LTD., a company organized under the laws of the Cayman Islands


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


FIRST AMENDMENT TO FORBEARANCE AND EXTENSION AGREEMENT - Page 7

                                       IWC ENGINEERING, INC.,
                                       a Texas corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       IWC SERVICES, INC.,
                                       a Texas corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       SCHOTTEL, INC.,
                                       a Delaware corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


FIRST AMENDMENT TO FORBEARANCE AND EXTENSION AGREEMENT - Page 8

                                     ANNEX 1

                         RELEASE AND COVENANT NOT TO SUE

                                     ANNEX 2

                                 SIXTH AMENDMENT

                                     ANNEX 3

                               OPINION OF COUNSEL